                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 9, 1994



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                 l-7102                 52-0891669
- - --------------------                 ------                 ----------
  (state or other juris-          (Commission           (I.R.S. Employer
diction of incorporation)         File Number)        (Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                    22071-3025
- - ------------------------------------------------                    ----------
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (703)709-6717
                                                    -------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

      (c)     Exhibits

              The following exhibit is filed herewith:

       1 Underwriting Agreement dated as of September 9, 1994, between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                              FINANCE CORPORATION



                                               STEVEN L. LILLY
                                           --------------------------------
                                           Steven L. Lilly
                                           Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Dated:  September 14, 1994